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                                 AMENDMENT 4
                       TO CONTRACT NO. RV-5-00575-5-00
                       BETWEEN THE STATE OF TENNESSEE
                DEPARTMENT OF THE ENVIRONMENT AND CONSERVATION
                                    AND
                          ENVIROTEST SYSTEMS CORP.



This Contract by and between the State of Tennessee Department of Environment and Conservation, hereunder referred to as the State, and Envirotest Systems Corp, hereafter referred to as the Contractor, is hereby amended as follows:

1.  Delete the following Section 42 in its entirety:

          "SECTION 42. TERM. The term of this Contract shall commence on May 16, 1994, and shall extend through December 31, 1998. The State shall have no obligation for services rendered by the Contractor which are not performed within the specified period."

    and insert the following in its place:

          "SECTION 42. TERM. The term of this Contract shall commence on May 16, 1994, and shall extend through June 30, 2001. The State shall have no obligation for services rendered by the Contractor which are not performed within the specified period."

The other terms and conditions of this contract not amended hereby shall remain in full force and effect.



IN WITNESS WHEREOF:

ENVIROTEST SYSTEMS CORPORATION:



/s/ Chester C. Davenport                 DATE: May 1, 1998
--------------------------------              ---------------
Chester C. Davenport, Chairman


DEPARTMENT OF ENVIRONMENT AND CONSERVATION:


/s/ Milton H. Hamilton, Jr.              DATE:   5/4/98
--------------------------------------        ---------------
Milton H. Hamilton, Jr., Commissioner


APPROVED: DEPARTMENT OF FINANCE AND ADMINISTRATION:


/s/ John D. Ferguson                                      DATE:   May 04 1998
--------------------------------------------------              ---------------
John D. Ferguson, Commissioner


COMPTROLLER OF THE TREASURY:


/s/ WR Snodgrass                                          DATE:  5-5-98
--------------------------------------------------              ---------------
William R. Snodgrass, Comptroller of the Treasury